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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported): May 9, 2003

                               XANSER CORPORATION

               (Exact name of registrant as specified in charter)


       Delaware                        001-05083                 74-1191271
(State of Incorporation)          (Commission File No.)       (I.R.S. Employer
                                                             Identification No.)



    2435 North Central Expressway
         Richardson, Texas                                         75080
(Address of Principal Executive Offices)                         (Zip Code)


       Registrant's telephone number, including area code: (972) 699-4000


--------------------------------------------------------------------------------

Item 7.   Financial Statements and Exhibits.

          Exhibit.

          99.1      Press Release dated May 9, 2003.


Item 9.   Regulation FD Disclosure

     A press release issued by Xanser Corporation on May 9, 2003 regarding financial results for the three months ended March 31, 2003 is attached hereto as Exhibit 99.1, and excluding the final paragraph thereof, is incorporated herein by reference. This information, excluding the final paragraph thereof, is being furnished pursuant to Item 12 - Results of Operations and Financial Condition, of Form 8-K in accordance with Release No. 33-8216 issued by the Securities and Exchange Commission ("SEC") and is being presented under Item 9 of Form 8-K in accordance with interim guidance issued by the SEC on March 27, 2003. This information is not deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 and is not incorporated by reference into any Securities Act registration statements.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       XANSER CORPORATION



Dated May 12, 2003                           //s//
                                      ------------------------------------------
                                      Howard C. Wadsworth
                                      Vice President, Treasurer and Secretary

                                                                   Exhibit 99.1


FOR IMMEDIATE RELEASE For more information, contact:
                                                              Investor Relations
                                                                  (972) 699-4055
                                                      Email: investor@xanser.com

               XANSER CORPORATION ANNOUNCES FIRST QUARTER RESULTS


Highlights:

o        Revenues increased 14% to $32.2 million for the quarter
o        Net income of $143,000 represents significant progress toward goals


     DALLAS, TEXAS (May 9, 2003) - Xanser Corporation (NYSE: XNR) today reported results for the quarter ended March 31, 2003. Revenues for the quarter were $32.2 million, compared with $28.2 million in the first quarter 2002. Xanser reported income before cumulative effect of change in accounting principle of $143,000, which compares with a first quarter 2002 loss of $(914,000) (see Supplemental Information in the attached table).

     "I am very pleased to report Xanser's progress in the first quarter," said John R. Barnes, chairman, president and CEO of Xanser Corporation. "Our results are significantly improved over the comparable quarter last year. More importantly, the first quarter results demonstrate that we are on track in our strategy to build Xanser for the future. We made substantial and planned investments throughout the past year, in order to position this company for significant growth over the long term. In the first quarter, we began to see the return on those investments. We look forward to continued progress and to delivering the benefits of our growth to our shareholders."

BUSINESS SEGMENT REVIEW

Information Technology Services - Xtria

     Revenues in the Company's information technology services business, Xtria, were $9.2 million for the quarter ended March 31, 2003, compared with $7.7 million in the first quarter 2002. Xtria's operating loss was reduced by more than half, to $(308,000) in the first quarter, compared with $(664,000) in the same period last year.

     The Company's focus in Xtria is to become a major player in the technology services sector for the healthcare and insurance markets. Throughout 2002, the Company undertook intensive efforts to build infrastructure, capabilities and enterprise solution sets for these markets. Xtria developed and is marketing a unique solution set for healthcare that targets compliance, training and security. Xtria is also developing a new solution set for the insurance industry. The first product in this suite is complete and is now being actively marketed. These new solution sets complement and expand Xtria's technology services offerings for these markets.

     Xtria is a provider of business solutions and information technology services. Xtria serves organizations in the healthcare, finance and insurance industries, and agencies of the federal and state government. Xtria's solutions and services enable clients to operate at greater efficiencies by more effectively managing risk, enhancing data security, ensuring information privacy and related accreditation and regulatory compliance. Solutions are built on Xtria's deep experience in vertical business segments, application integration and high-end infrastructure design.


Technical Services - Furmanite

     Revenues in technical services were $23.0 million in the first quarter 2003, compared with $20.5 million in the prior year period. Operating income from the Company's technical services business, Furmanite, was $1.3 million in the first quarter 2003, compared to $213,000 in the first quarter last year.

     The Company's focus in Furmanite's core operations is to maximize margins while growing market share. At the same time, Furmanite is exploring new services, based on new technologies, that can benefit its core customers and new market segments. Furmanite's business is the protection and management of its customers' critical assets, and the Company's technical and technological capabilities help to assure that customers' critical assets are on line and performing for maximum profit.

     Furmanite is one of the world's largest specialty technical services companies. For 65 years, Furmanite has achieved the most recognized and respected brand in technical services worldwide. Today, with more than 40 offices on five continents, Furmanite is a global provider of technology-based and technical solutions to international industries. Furmanite's customers encompass every element in the energy and power supply chain - from offshore and land-based drilling operations, to pipelines, refineries and power generation facilities. Its customers also include steel mills, automotive manufacturers, pulp and paper mills, food and beverage processing plants, semi-conductor manufacturers and pharmaceutical manufacturers. Across this diverse, global customer base, Furmanite delivers a broad portfolio of engineering solutions that keep facilities operating, minimizing downtime and maximizing profitability. Furmanite, known as The Solutions Group, holds more than 200 international patents and trademarks for its customized products and services, and is a recognized market leader in technical services.


ABOUT XANSER CORPORATION

     Xanser Corporation (NYSE: XNR) provides technology-based and technical services worldwide. Xanser's operations deliver business knowledge and solutions to customers. Headquartered in Dallas, Texas, Xanser Corporation's operations consist of an information technology services company and an international technical services firm. Xtria is a provider of business solutions and information technology services. Xtria serves organizations in the healthcare, finance and insurance industries, and agencies of the federal and state government. Xtria's solutions and services enable clients to operate at greater efficiencies by more effectively managing risk, enhancing data security, ensuring information privacy and related accreditation and regulatory compliance. Solutions are built on Xtria's deep experience in vertical business segments, application integration and high-end infrastructure design. Furmanite, one of the world's largest specialty technical services companies, delivers a broad portfolio of engineering solutions that keep facilities operating, minimizing downtime and maximizing profitability. Furmanite's diverse, global customer base includes offshore and land-based drilling operations, pipelines, refineries and power generation facilities, steel mills, automotive manufacturers, pulp and paper mills, food and beverage processing plants, semi-conductor manufacturers and pharmaceutical manufacturers. Furmanite operates more than 40 offices on five continents. For more information, visit www.xanser.com.

     Certain of the Company's statements in this press release are not purely historical, and as such are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These include statements regarding management's intentions, plans, beliefs, expectations or projections of the future. Forward-looking statements involve risks and uncertainties, including without limitation, the various risks inherent in the Company's business, and other risks and uncertainties detailed from time to time in the Company's periodic reports filed with the Securities and Exchange Commission. One or more of these factors have affected, and could in the future affect, the Company's business and financial results in future periods, and could cause actual results to differ materially from plans and projections. There can be no assurance that the forward-looking statements made in this document will prove to be accurate, and issuance of such forward-looking statements should not be regarded as a representation by the Company, or any other person, that the objectives and plans of the Company will be achieved. All forward-looking statements made in this press release are based on information presently available to management, and the Company assumes no obligation to update any forward-looking statements.

                               XANSER CORPORATION
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                     (In thousands, except per unit amounts)
                                   (Unaudited)

                                                                                         Three Months
                                                                                        Ended March 31,
                                                                           -----------------------------------
                                                                                  2003                2002
                                                                           ----------------      -------------
  Revenues:
     Services                                                              $         28,861      $      26,873
     Products                                                                         3,363              1,295
                                                                           ----------------      -------------
            Total revenues                                                           32,224             28,168
                                                                           ----------------      -------------

  Costs and expenses:
     Operating costs                                                                 27,390             26,504
     Cost of products sold                                                            2,707              1,231
     Depreciation and amortization                                                    1,094                884
     General and administrative                                                         807                945
                                                                           ----------------      -------------
             Total costs and expenses                                                31,998             29,564
                                                                           ----------------      -------------

  Operating income (loss)                                                               226             (1,396)

  Interest and other income, net                                                         90                137

  Interest expense                                                                     (359)              (510)
                                                                           ----------------      -------------

  Income (loss) before income taxes and cumulative effect of
     change in accounting principle                                                     (43)            (1,769)

  Income tax benefit                                                                    186                855
                                                                           ----------------      -------------

  Income (loss) before cumulative effect of change in
     accounting principle                                                               143               (914)

  Cumulative effect of change in accounting principle - adoption of
     new accounting standard for goodwill, net of income taxes                       -                 (45,269)
                                                                           ----------------      -------------

  Net income (loss)                                                        $            143      $     (46,183)
                                                                           ================      =============

  Earnings (loss) per common share - Basic and diluted:
     Before cumulative effect of change in accounting principle            $        -            $       (0.03)
     Cumulative effect of change in accounting principle                            -                    (1.36)
                                                                           ----------------      -------------
                                                                           $        -            $       (1.39)
                                                                           ================      =============



  XANSER CORPORATION
  SUPPLEMENTAL INFORMATION
  (Unaudited)

                                                                                         Three Months
                                                                                        Ended March 31,
                                                                           -----------------------------------
                                                                                  2003                2002
                                                                           ----------------      -------------
  Revenues:
     Technical services                                                    $         23,008      $      20,469
     Information technology services                                                  9,216              7,699
                                                                           ----------------      -------------
                                                                           $         32,224      $      28,168
                                                                           ================      =============

  Operating income (loss):
     Technical services                                                    $          1,341      $         213
     Information technology services                                                   (308)              (664)
     General and administrative expenses                                               (807)              (945)
                                                                           ----------------      -------------
                                                                           $            226      $      (1,396)
                                                                           ================      =============

